Exhibit 99.1

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. dollar, except for the number of shares)

As of September 30, 2025

	September 30, 2025	Pro Forma adjustments	Pro Forma adjustments	September 30, 2025
	Consolidated	disposal of subsidiaries in Chengdu	Financing transactions in November 2025	Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
		(a)	(b)
ASSETS
Current assets
Cash and cash equivalents	$676,980	$(92,047)	$3,501,300	$4,086,233
Restricted cash	57	(57)		-
Accounts receivable, net	25,759	(25,759)		-
Accounts receivable, a related party	8,592	(8,592)		-
Finance lease receivables, current	105,131	-		105,131
Prepayments, other receivables and other current assets, net	882,799	(189,555)		693,244
Due from related parties, net, current	410,396	(92,710)		317,686
Total current assets	2,109,714	(408,720)	3,501,300	5,202,294

Property and equipment, net	1,230,566	(1,791)		1,228,775

Other assets
Operating lease right-of-use assets, net, a related party	$67,302	$-		$$67,302
Intangible assets, net	337,500	-		337,500
Finance lease receivables, non-current	10,636	-		10,636
Due from a related party, net, non-current	926,650	(681,222)		245,428
Total other assets	1,342,088	(681,222)	-	660,866

Total assets	$4,682,368	$(1,091,733)	$3,501,300	$7,091,935

LIABILITIES, MEZZANNIE EQUITY AND EQUITY
Current liabilities
Accounts payable	$142,735	$(34,503)		$$108,232
Advances from customers	115,646	(19,631)		96,015
Income tax payable	20,303	(20,303)		-
Accrued expenses and other liabilities	3,697,901	(1,440,028)		2,257,873
Due to related parties	182,480	(26,184)		156,296
Operating lease liabilities - a related party	78,324	-		78,324
Derivative liabilities	183	-		183
Current liabilities - discontinued operations	513,252	(503,950)		9,302
Total current liabilities	4,750,824	(2,044,599)	-	2,706,225

Other liabilities
Operating lease liabilities, non-current - a related party	20,674	-		20,674
Total other liabilities	20,674	-		20,674

Total liabilities	$4,771,498	$(2,044,599)	$-	$2,726,899

Commitments and contingencies

Mezzanine Equity
Series A convertible preferred stock (par value $1,000 per share, 5,000 shares authorized; 262 shares issued and outstanding at September 30, 2025)	42,943	-		42,943

Stockholders’ deficit
Common stock (par value $0.0001 per share, 50,000,000 shares authorized; 2,507,489 shares issued and outstanding at September 30, 2025)*	251		185	436
Additional paid-in capital	44,487,694	(11,361,128)	3,501,115	36,627,681
Accumulated deficit	(45,922,713)	11,956,922		(33,965,791)
Accumulated other comprehensive loss	(1,713,815)	901,448		(812,367)
Total Senmiao Technology Limited stockholders’ equity/deficit	(3,148,583)	1,497,242	3,501,300	1,849,959

Non-controlling interests	3,016,510	(544,376)		2,472,134

Total equity /deficit	(132,073)	952,866	3,501,300	4,322,093

Total liabilities, mezzanine equity and equity /deficit	$4,682,368	$(1,091,733)	$3,501,300	$7,091,935

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of subsidiaries in Chengdu

(a)	To eliminate assets and liabilities of subsidiaries in Chengdu as of September 30, 2025.
(b)	To reflect the impact of November 2025 Financing Transactions as of September 30, 2025.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Statement of Operations

(Expressed in U.S. dollar, except for the number of shares)

For the Six Months Ended September 30, 2025

	Consolidated	Pro Forma adjustments	Pro Forma Adjustment	Pro Forma Consolidated
		de-consolidate subsidiaries in Chengdu	Reverse elimination related to subsidiaries in Chengdu
	(Unaudited)	(a)	(b)	(Unaudited)
Revenues
Revenues	$1,742,544	$(881,600)	$28,957	$889,901
Revenues, a related party	53,899	(53,899)	-	-
Total revenues	1,796,443	(935,499)	28,957	889,901

Cost of revenues
Cost of revenues	(1,235,128)	549,345	(28,957)	(714,740)
Cost of revenues, related parties	(90,272)	90,272		-
Total cost of revenues	(1,325,400)	639,617	(28,957)	(714,740)

Gross profit	471,043	(295,882)	-	175,161

Operating expenses
Selling, general and administrative expenses	(1,715,500)	662,981		(1,052,519)
Provision for credit losses	(125,046)	(57,810)		(182,856)
Total operating expenses	(1,840,546)	605,171	-	(1,235,375)

Loss from operations	(1,369,503)	309,289	-	(1,060,214)

Other income (expense)
Other income, net	289,641	(182,544)		107,097
Interest expense on finance leases	(615)	615		-
Change in fair value of derivative liabilities	80,309	-		80,309
Total other income, net	369,335	(181,929)	-	187,406

Loss before income taxes	(1,000,168)	127,360	-	(872,808)

Income tax expense	-	-		-

Net Loss	(1,000,168)	127,360	-	(872,808)

Net loss attributable to non-controlling interests from operations	187,028	(130,712)		56,316

Net loss attributable to the Company’s stockholders	$(813,140)	$(3,352)	$-	$(816,492)

Net loss	$(1,000,168)	$127,360	$-	$(872,808)

Other comprehensive loss
Foreign currency translation adjustment	(16,932)	#REF!		#REF!

Comprehensive loss	(1,017,100)	#REF!	-	#REF!

less: Total comprehensive loss attributable to noncontrolling interests	(187,309)	121,300		(66,009)

Total comprehensive loss attributable to stockholders	$(829,791)	$ #REF!	$-	$ #REF!

Weighted average number of common stock*
Basic and diluted	1,292,115	1,292,115		1,292,115
Net loss per share - basic and diluted*	$(0.63)	$(0.00)		$(0.63)

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of subsidiaries in Chengdu:

(a)	To eliminate revenue, costs of revenue, operating and other expenses of subsidiaries in Chengdu and its subsidiaries for the six months ended September 30, 2025. The anticipated non-recurring gain on the sale is not reflected in the unaudited pro forma condensed consolidated statements of operations.
(b)	Reflect the reversal of intercompany transaction between subsidiaries in Chengdu and other entities in Senmiao Group for the six months ended September 30, 2025 as a result of deposal of subsidiaries in Chengdu.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. dollar, except for the number of shares)

As of March 31, 2025

	March 31, 2025	Pro Forma adjustments	Pro Forma Adjustment	March 31, 2025
	Consolidated	de-consolidate subsidiaries in Chengdu	Financing transactions in November 2025	Pro Forma Consolidated
	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)
		(a)	(b)
ASSETS
Current assets
Cash and cash equivalents	$833,577	$(132,275)	$3,501,300	$4,202,602
Accounts receivable, net	21,127	(12,164)		8,963
Accounts receivable, a related party	7,924	(7,924)		-
Finance lease receivables, current	166,339	-		166,339
Prepayments, other receivables and other current assets, net	1,015,084	(233,497)		781,587
Prepayment - a related party	22,662	(22,662)		-
Due from related parties, net, current	172,049	(90,951)		81,098
Total current assets	2,238,762	(499,473)	3,501,300	5,240,589

Property and equipment, net	1,652,921	(2,934)		1,649,987

Other assets
Operating lease right-of-use assets, net, a related party	6,910	-		6,910
Financing lease right-of-use assets, net	117,867	(117,867)		-
Intangible assets, net	375,000	-		375,000
Finance lease receivable, non-current	23,193	-		23,193
Due from a related party, net, non-current	1,386,139	(964,075)		422,064
Total other assets	1,909,109	(1,081,942)	-	827,167

Total assets	$5,800,792	$(1,584,349)	$3,501,300	$7,717,743

LIABILITIES, MEZZANNIE EQUITY AND EQUITY
Current liabilities
Accounts payable	$163,231	$(38,761)		$$124,470
Advances from customers	124,623	(20,726)		103,897
Income tax payable	19,918	(19,918)		-
Accrued expenses and other liabilities	3,757,393	(1,557,529)		2,199,864
Due to related parties	179,431	(25,861)		153,570
Operating lease liabilities - a related party	10,365	-		10,365
Financing lease liabilities, current	360,268	(360,268)		-
Derivative liabilities	84,591	-		84,591
Current liabilities - discontinued operations	518,352	(494,387)		23,965
Total current liabilities	5,218,172	(2,517,450)	-	2,700,722

Total liabilities	5,218,172	(2,517,450)	-	2,700,722

Commitments and contingencies

Mezzanine Equity
Series A convertible preferred stock (par value $1,000 per share, 5,000 shares authorized; 991 shares issued and outstanding at March 31, 2025)	234,364	-		234,364

Stockholders’ equity

Common stock (par value $0.0001 per share, 500,000,000 shares authorized; 1,051,804 shares issued and outstanding at March 31, 2025)	105	-	185	290
Additional paid-in capital	43,951,069	(11,361,128)	3,501,115	36,091,056
Accumulated deficit	(45,109,573)	12,014,309		(33,095,264)
Accumulated other comprehensive loss	(1,697,164)	702,996		(994,168)
Total Senmiao Technology Limited stockholders’ equity	(2,855,563)	1,356,177	3,501,300	2,001,914

Non-controlling interests	3,203,819	(423,076)	-	2,780,743

Total equity	348,256	933,101	3,501,300	4,782,657

Total liabilities, mezzanine equity and equity	$5,800,792	$(1,584,349)	$3,501,300	$7,717,743

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of subsidiaries in Chengdu:

(a)	To eliminate assets and liabilities of subsidiaries in Chengdu as of March 31, 2025.
(b)	To reflect the impact of November 2025 Financing Transactions as of March 31, 2025.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Statement of Operations

(Expressed in U.S. dollar, except for the number of shares)

For the Year Ended March 31, 2025

	Consolidated	Pro Forma adjustments	Pro Forma Adjustment	Pro Forma Consolidated
		Disposal of subsidiaries in Chengdu	Reverse elimination related to subsidiaries in Chengdu
	(Audited)	(a)	(b)	(Unaudited)
Revenues
Revenues	$3,342,611	$(1,683,694)	$237,254	$1,896,171
Revenues, related parties	46,461	(46,461)	-	-
Total revenues	3,389,072	(1,730,155)	237,254	1,896,171

Cost of revenues
Cost of revenues	(2,424,901)	1,337,708	(237,254)	(1,324,447)
Cost of revenues, related parties	(114,368)	114,368		-
Total cost of revenues	(2,539,269)	1,452,076	(237,254)	(1,324,447)

Gross profit	849,803	(278,079)	-	571,724

Operating expenses
Selling, general and administrative expenses	(2,624,120)	759,969		(1,864,151)
Provision for credit losses	(2,093,199)	1,396,034		(697,165)
Total operating expenses	(4,717,319)	2,156,003	-	(2,561,316)

Loss from operations	(3,867,516)	1,877,924	-	(1,989,592)

Other income (expense)
Other income, net	211,254	(332,745)		(121,491)
Interest expense on finance leases	(15,145)	15,145		-
Change in fair value of derivative liabilities	204,242	-		204,242
Total other income, net	400,351	(317,600)	-	82,751

Loss before income taxes	(3,467,165)	1,560,324	-	(1,906,841)

Income tax xpense	-	-		-

Net loss from continuing operations	(3,467,165)	1,560,324	-	(1,906,841)

Net loss from discontinued operations	(213,647)	213,647	-	(1,906,841)

Net loss	(3,680,812)	1,773,971	-	(3,813,682)

Net loss attributable to non-controlling interests from operations	(44,493)	(58,942)		(103,435)

Net loss attributable to the Company’s stockholders	$(3,725,305)	$1,715,029	$-	$(3,917,117)

Net loss	$(3,680,812)	$1,773,971	$-	$(3,813,682)

Other comprehensive loss
Foreign currency translation adjustment	(24,936)	70,484		45,548

Comprehensive loss	(3,705,748)	1,844,455	-	(3,768,134)

less: Total comprehensive loss (income) attributable to noncontrolling interests	44,716	60,942		105,658

Total comprehensive loss attributable to stockholders	$(3,750,464)	$1,783,513	$-	$(3,873,792)

Weighted average number of common stock
Basic and diluted	1,052,122	1,052,122		1,052,122
Net loss per share - basic and diluted*	(3.54)	$1.43	$-	$(1.91)

Net loss per share - basic and diluted
Continuing operations	$(3.34)	$1.43	$-	$(1.91)
Discontinued operations	$(0.20)	$0.20	$-	$(1.81)

The Unaudited Pro Forma Financial Information include the following pro forma adjustments to give effect to the disposal of subsidiaries in Chengdu:

(a)	To eliminate revenue, costs of revenue, operating and other expenses of subsidiaries in Chengdu and its subsidiaries for the year ended March 31, 2025. The anticipated non-recurring gain on the sale is not reflected in the unaudited pro forma condensed consolidated statements of operations.
(b)	Reflect the reversal of intercompany transaction between subsidiaries in Chengdu and other entities in Senmiao Group for the year ended March 31, 2025 as a result of deposal of subsidiaries in Chengdu.

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